UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 21, 2003
                                                          -------------



                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                   0-23413                   74-2699185
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)



  4545 Horizon Hill Blvd., San Antonio, Texas                    78229
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (210) 949-8200



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      (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Financial Statements of Business Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits

             99.1 Press Release

Item 9.  Regulation FD Disclosure.

     On July 21, 2003, the Company issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     All of the foregoing information is being furnished under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

     In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains non-GAAP financial measures (as defined under the SEC's Regulation G) regarding net loss and loss per share. Management believes that the presentation of non-GAAP net loss and loss per share is useful for investors as it excludes a significant, unusual settlement and provides insight into the Company's net results and related trends that are affecting the Company's core business.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ILEX ONCOLOGY, INC.



                                        By: /s/ Ronald G. Tefteller
                                           ------------------------------------
                                            Ronald G. Tefteller
                                            Vice President, General Counsel and
                                            Corporate Secretary
Dated July 21, 2003